UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2015

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Ru1e 425 under the Securities Act (17 CFR 30.425)

☐	Soliciting material pursuant to Ru1e 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Ru1e 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Ru1e 13e-4(c) under the Exchange Act (17 CFR 240 .13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 29, 2015, Unilife Corporation (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”), pursuant to which the Company may issue and sell shares of its common stock, par value $0.01 per share (the “Shares”), having an aggregate offering price of up to $25.0 million from time to time through Cantor as our sales agent, subject to the limitations set out in the Sales Agreement.

Under the Sales Agreement, Cantor may sell the Shares by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including, but not limited to, sales made directly on The NASDAQ Global Market, on any other existing trading market for the Shares or to or through a market maker. Cantor has agreed in the Sales Agreement to use its commercially reasonable efforts to sell the Shares in accordance with the Company’s instructions (including any price, time or size limit or other customary parameters or conditions the Company may impose). The Company is not obligated to make any sales of the Shares under the Sales Agreement.

The offering of the Shares pursuant to the Sales Agreement will terminate upon the termination of the Sales Agreement. The Sales Agreement may be terminated by Cantor or the Company at any time upon ten days’ notice to the other party, or by Cantor at any time in certain circumstances, including the occurrence of a material adverse change with respect to the Company.

The Company will pay Cantor a commission of up to 3.0% of the gross sales price per Share sold and has agreed to provide Cantor with customary indemnification and contribution rights.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333- 197122), previously filed with the Securities and Exchange Committee (“SEC”) on June 30, 2014, as amended on September 15, 2014, and that was declared effective by the SEC on October 3, 2014 (the “Registration Statement”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares discussed herein, nor shall there be any offer, solicitation, or sale of the Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion of Pepper Hamilton LLP relating to the legality of the issuance and sale of the shares pursuant to the Sales Agreement is attached as Exhibit 5.1 hereto. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

5.1	Opinion of Pepper Hamilton LLP

10.1	Controlled Equity OfferingSM Sales Agreement, dated July 29, 2015, by and between Unilife Corporation and Cantor Fitzgerald & Co.

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: July 29, 2015	By:	/s/ Alan Shortall
Alan Shortall
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

5.1	Opinion of Pepper Hamilton LLP

10.1	Controlled Equity OfferingSM Sales Agreement, dated July 29, 2015, by and between Unilife Corporation and Cantor Fitzgerald &Co.

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)